UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2007

KINDER MORGAN ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11234 (Commission File Number)	76-0380342 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 2, 2007, we announced that we had entered into an agreement to sell our North System and our 50% ownership interest in the Heartland Pipeline Company (collectively known as the North System) to ONEOK Partners, L.P. for approximately $300 million in cash. The North System consists of an approximately 1,600-mile interstate common carrier pipeline system that delivers natural gas liquids and refined petroleum products from south central Kansas to the Chicago area. Also included in the sale are eight propane truck-loading terminals, located at various points in three states along the pipeline system, and one multi-product terminal complex located in Morris, Illinois. All of the assets are included in our Products Pipelines business segment.

This transaction closed in the fourth quarter of 2007. In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” we accounted for the North System business as a discontinued operation whereby the financial results of the North System have been reclassified to discontinued operations for all periods presented in the attached report. A copy of our revised financial statements as of and for the year ended December 31, 2006, including selected financial data as of and for the year ended December 31, 2006, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
12.1	Statement re: computation of ratio of earnings to fixed charges.
23.1	Consent of PricewaterhouseCoopers LLP.
99.1

Revised financial statements as of and for the year ended December 31, 2006, including selected financial data as of and for the year ended December 31, 2006, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.

	By:	KINDER MORGAN G.P., INC.,
its general partner

		By:	KINDER MORGAN MANAGEMENT, LLC,
its delegate

Dated: November 21, 2007			By:	/s/ Kimberly A. Dang
Kimberly A. Dang
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

12.1	Statement re: computation of ratio of earnings to fixed charges.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1

Revised financial statements as of and for the year ended December 31, 2006, including selected financial data as of and for the year ended December 31, 2006, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk.